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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 2006


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                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


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                                  MASSACHUSETTS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        0-23972                                         13-6972380
(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NUMBER)


                       625 MADISON AVENUE, NEW YORK, 10022
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 317-5700

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

On November 7, 2006, American Mortgage Acceptance Company ("AMAC" or the "Company") (AMEX: AMC) released a press release announcing its financial results for the third quarter and nine months ended September 30, 2006. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 2.02. Disclosure of Results of Operations and Financial Condition" and not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section of Sections 11 and 12 (a) (2) of the Securities Act.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
           ------------------------------------------------------------------

(a).  Financial Statements


Not Applicable

(b).  Pro Forma Financial Information


Not Applicable

(c).  Exhibits


99.1 Press Release dated November 7, 2006, "American Mortgage Acceptance Company Reports Third Quarter Financial Results For 2006".

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            American Mortgage Acceptance Company
                                            (Registrant)

                                            BY:  /s/ J. Larry Duggins
                                                 --------------------
                                                 J. Larry Duggins
                                                 Chief Executive Officer


November 7, 2006

AT THE COMPANY
--------------
Brenda Abuaf, Corporate Communications
(800) 831-4826

                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
                REPORTS THIRD QUARTER FINANCIAL RESULTS FOR 2006

NEW YORK, NY - NOVEMBER 7, 2006 - American Mortgage Acceptance Company ("AMAC" or the "Company") (AMEX: AMC) today announced financial results for its third quarter and nine months ended September 30, 2006.

"AMAC's financial results in the third quarter reflect the impact of our strategy to divest of lower-yielding, non-core assets, and invest in assets with a higher return on equity for AMAC," said J. Larry Duggins, Chief Executive Officer of AMAC. "Subsequent to quarter end, our Board of Trustees approved the sale of 22 of our Fannie Mae certificates with an outstanding carrying amount of $82.1 million. We then contracted to sell 20 of these certificates and are currently reviewing our options to sell the two remaining securities. As we no longer intended to hold these securities, we concluded that the unrealized losses associated with these assets were other than temporary as of September 30, 2006, and we recognized impairment losses of approximately $2.2 million in the third quarter. These certificates were acquired prior to the launch of our new direct lending program and were not producing a return on equity to AMAC equivalent to what we expect to earn on the new mortgage investments acquired in 2006. We expect to use the proceeds from this sale to fund our existing loan pipeline and to deploy the capital into higher yielding investments. In addition, in connection with a total credit analysis of our mortgage portfolio, our risk management professionals felt that it was necessary to write down an additional $2.4 million related to two non-performing loans that had been in monetary default. These loans were also originated prior to the launch of our direct lending program and had a different risk profile associated with them as compared to the loans we are currently originating. We are continuing to pro-actively manage any non-performing loans to ensure that we take the most appropriate measures to preserve our investments, as well as examine ways to more efficiently deploy our capital and maximize shareholder value. Importantly, our loan origination activity totaled $140.6 million in the third quarter, bringing our year to date originations to approximately $292.3 million, a record level for our Company."

FINANCIAL HIGHLIGHTS

AMAC reported total revenues of approximately $10.2 million for the three months ended September 30, 2006, representing a decrease of 20.0% as compared to revenues of approximately $12.8 million for the three months ended September 30, 2005. Revenues compared unfavorably to the third quarter of 2005 due to a significant non-recurring prepayment fee recognized in the 2005 period. AMAC's total revenues for the nine months ended September 30, 2006 were approximately $26.6 million, representing an increase of approximately 1.5% as compared to revenues of approximately $26.2 million for the nine months ended September 30, 2005.

The table below summarizes AMAC's net income and Funds from Operations ("FFO") for the three and nine months ended September 30, 2006 and 2005. AMAC's financial results for the three and nine months ended September 30, 2006 include a significant charge against earnings from the change in the fair value of derivative instruments, net of certain associated costs. Therefore, the Company is reporting net income and FFO both excluding ("adjusted") and including these changes and costs.

C
                                         THREE MONTHS ENDED SEPTEMBER 30,        NINE MONTHS ENDED SEPTEMBER 30,
(In thousands, except per share data)     2006         2005       % CHANGE      2006         2005       % CHANGE
                                        -------      -------      --------    -------      -------      --------
Net Income                              $ 1,234      $ 7,312       (83.1%)    $ 8,618      $13,208       (34.8%)
Adjusted Net Income                     $11,476      $ 7,312        56.9%     $16,873      $13,208        27.7%
FFO*                                    $ 1,767      $ 7,648       (76.9%)    $10,050      $14,246       (29.5%)
Adjusted FFO*                           $12,009      $ 7,648        57.0%     $18,305      $14,246        28.5%

Per Share Data (diluted):
Net Income                              $  0.15      $  0.88       (83.0%)    $  1.04      $  1.59       (34.6%)
Adjusted Net Income                     $  1.38      $  0.88        56.8%     $  2.03      $  1.59        27.7%
FFO*                                    $  0.21      $  0.92       (77.2%)    $  1.21      $  1.71       (29.2%)
Adjusted FFO*                           $  1.44      $  0.92        56.5%     $  2.20      $  1.71        28.7%


* See footnote (1) on page 4 to the Selected Financial Data for a discussion of FFO.

As previously disclosed, Net Income, Adjusted Net Income, FFO and Adjusted FFO reported in this press release for 2006 include a $19.2 million gain associated with the Company's sale of its investment in ARCap Investors, LLC ("ARCap"), and $3.0 million of equity in earnings of ARCap prior to the sale.

INVESTMENT ACTIVITY

In the third quarter of 2006, a subsidiary of AMAC originated first mortgage and mezzanine loans and subordinated notes totaling approximately $140.6 million, bringing our total origination for the first nine months of 2006 to approximately $292.3 million. These investments and loans are secured by multifamily, office and retail properties.

CDO NOTES OFFERING

On October 18, 2006, AMAC CDO Funding I, a wholly owned subsidiary of the Company, (the "Issuer"), priced a proposed offering of approximately $362.0 million aggregate principal amount of non-recourse CDO Notes. AMAC CDO will issue the Notes secured by an approximate $400.0 million portfolio of multifamily and commercial real estate assets. AMAC expects to account for the transaction as a financing and record on its balance sheet the underlying collateral as assets and the Notes sold as liabilities.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Notes referred to herein in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Any offer, if any at all, will be made only by means of an offering memorandum. The Notes will not be registered under the Securities Act or applicable state securities laws, and are being offered by the initial purchasers only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and outside the United States in accordance with Regulation S under the Securities Act. Unless so registered, the Notes cannot be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

MANAGEMENT CONFERENCE CALL

Management will conduct a conference call today to review the Company's third quarter financial results for the period ended September 30, 2006. The conference call is scheduled for 11:00 a.m. Eastern Time. Callers will be invited to ask questions. Investors, brokers, analysts, and shareholders wishing to participate should call (800) 967-7141. A webcast of the presentation will be available live and can be accessed through the Company's website, www.americanmortgageco.com. To listen to the presentation via webcast, please go to the website's "Investor Relations" section at least 15 minutes prior to the start of the presentation. For interested individuals unable to join the conference call, a replay of the call will be available through Saturday, November 11, 2006 at (888) 203-1112 (Passcode 1193874) or on our website, www.americanmortgageco.com, through Tuesday, December 5, 2006.

SUPPLEMENTAL FINANCIAL INFORMATION

For  more  detailed  financial  information,   please  access  the  Supplemental
Financial Package, which is available in the Investor Relations section of the AMAC website at www.americanmortgageco.com.

ABOUT THE COMPANY

AMAC is a real estate investment trust that specializes in multifamily and commercial real estate finance. AMAC originates and acquires first mortgage, mezzanine and bridge loans secured by properties throughout the United States. For more information, please visit our website at http://www.americanmortgageco.com or contact the Investor Relations Department directly at (800) 831-4826.

              AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)


                                                                         ============   ===========
                                                                         September 30,  December 31,
                                                                             2006           2005
                                                                         ------------   -----------
                                                                         (Unaudited)
Financial Position

   Total assets                                                            $601,746      $400,723
                                                                           ========      ========

   Debt Securities repurchase facilities                                   $150,150      $209,101
                                                                           ========      ========

   Mortgage loan repurchase facility                                       $258,492      $     --
                                                                           ========      ========

   Warehouse facility                                                      $     --      $  4,070
                                                                           ========      ========

   Mortgages payable on real estate owned                                  $ 40,083      $ 40,487
                                                                           ========      ========

   Preferred shares of subsidiary (subject to mandatory repurchase) $        25,000      $ 25,000
                                                                           ========      ========

   Total liabilities                                                       $493,419      $286,540
                                                                           ========      ========

   Total shareholders' equity                                              $108,327      $114,183
                                                                           ========      ========


                                            ==============================================
                                             Three Months Ended         Nine Months Ended
                                                September 30,             September 30,
                                            ----------------------------------------------
                                              2006         2005         2006         2005
                                            ----------------------------------------------
                                                              (Unaudited)
Operations

   Total revenues                           $10,213      $12,766      $26,623      $26,225
                                            =======      =======      =======      =======

   Net income                               $ 1,234      $ 7,312      $ 8,618      $13,208
                                            =======      =======      =======      =======

   Adjusted net income (1)                  $11,476      $ 7,312      $16,873      $13,208
                                            =======      =======      =======      =======

   Net income per share
     (basic and diluted)                    $  0.15      $  0.88      $  1.04      $  1.59
                                            =======      =======      =======      =======

   Adjusted net income per share
     (basic and diluted) (1)                $  1.38      $  0.88      $  2.03      $  1.59
                                            =======      =======      =======      =======


   Weighted average shares outstanding
     Basic                                    8,307        8,311        8,305        8,320
                                            =======      =======      =======      =======
     Diluted                                  8,315        8,314        8,308        8,323
                                            =======      =======      =======      =======


(1) Excludes change in fair value of derivative instruments and certain associated costs.

              AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)

Funds from Operations ("FFO")(1), as calculated in accordance with the National Association of Real Estate Investment Trusts ("NAREIT") definition, for the three and nine months ended September 30, 2006 and 2005, is summarized in the following table:



                                              Three Months Ended              Nine Months Ended
                                                 September 30,                   September 30,
                                          --------------------------------------------------------
                                             2006            2005           2006            2005
                                          --------------------------------------------------------
Net Income                                $   1,234       $   7,312      $   8,618       $  13,208

Depreciation of real property(2)                435             336          1,334           1,038
Accrued loss on sale(2)                          98              --             98              --
                                          ---------       ---------      ---------       ---------

FFO                                       $   1,767       $   7,648      $  10,050       $  14,246
                                          =========       =========      =========       =========

Adjusted FFO(3)                           $  12,009       $   7,648      $  18,305       $  14,246
                                          =========       =========      =========       =========

Cash flows from operating activities      $   3,702       $   8,547      $   8,934       $  15,051
                                          =========       =========      =========       =========
Cash flows from investing activities      $ (61,501)      $ (10,619)     $(191,775)      $ (67,257)
                                          =========       =========      =========       =========
Cash flows from financing activities      $  66,350       $  10,182      $ 183,870       $  66,491
                                          =========       =========      =========       =========

FFO per share (basic and diluted)         $    0.21       $    0.92      $    1.21       $    1.71
                                          =========       =========      =========       =========

Adjusted FFO per share(3)
  Basic                                   $    1.45       $    0.92      $    2.20       $    1.71
                                          =========       =========      =========       =========
  Diluted                                 $    1.44       $    0.92      $    2.20       $    1.71
                                          =========       =========      =========       =========

Weighted average shares outstanding
  Basic                                       8,307           8,311          8,305           8,320
                                          =========       =========      =========       =========
  Diluted                                     8,315           8,314          8,308           8,323
                                          =========       =========      =========       =========


(1) FFO represents net income or loss (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains (or losses) from sales of property, excluding depreciation and amortization related to real property and including funds from operations for unconsolidated joint ventures calculated on the same basis. AMAC calculates FFO in accordance with the NAREIT definition. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flows as a measure of liquidity. Our management considers FFO a supplemental measure of operating performance, and, along with cash flows from operating activities, financing activities, and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures, and to fund other cash needs. Since not all companies calculate FFO in a similar fashion, our calculation presented above may not be comparable to similarly titled measures reported by other companies.

(2)  Includes   properties   classified   as  held  for  sale  and  included  in
     discontinued operations in our consolidated statements of income.

(3) Excludes change in fair value of derivative instruments and certain associated costs.

                                       ###

     Certain statements in this document may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are detailed in AMAC's most recent Annual Report on Form 10-K and in its other filings with the Securities and Exchange Commission and include, among others, risks of investing in uninsured and non-investment grade mortgage assets and subordinated Commercial Mortgage-Backed Securities ("CMBS"); competition in acquiring desirable investments; interest rate fluctuations; risks associated with hedging transactions, which can limit gains and increase exposure to loss; risks associated with investments in real estate generally and the properties which secure many of our investments; general economic conditions, particularly as they affect the value of our assets and the credit status of our borrowers; dependence on our external Advisor for all services necessary for our operations; conflicts which may arise among us and other entities affiliated with our Advisor which have similar investment policies to ours; risks associated with the repurchase agreements we utilize to finance our investments and the availability of financing generally; and risks associated with our contemplated CDO transactions, which include, but are not limited to, the inability to acquire eligible investments for a CDO issuance and the inability to find suitable replacement investments in collateralized debt obligations with reinvestment periods. Such forward-looking statements speak only as of the date of this document. AMAC expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in AMAC's expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

                                       ###